Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(dollars in millions, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,
Revenues	2012	2011	2012	2011
Premiums earned	$1,109	$1,047	$2,196	$2,077
Net investment income	113	113	221	218
Net realized investment (losses) gains	(107)	39	189	188
Net impairment losses recognized in earnings	0	0	0	0
Equity in earnings of limited partnerships	37	38	58	110
Other income	8	8	16	17

Total revenues	1,160	1,245	2,680	2,610

Benefits and expenses
Insurance losses and loss expenses	943	1,170	1,659	1,876
Policy acquisition and underwriting expenses	287	249	557	496

Total benefits and expenses	1,230	1,419	2,216	2,372

(Loss) income from operations before income taxes
and noncontrolling interest	(70)	(174)	464	238
Provision for income taxes	(32)	(67)	148	71

Net (loss) income	(38)	(107)	316	167
Less: Net (loss) income attributable to noncontrolling
interest in consolidated entity – Exchange	(81)	(159)	237	71

Net income attributable to Indemnity	$43	$52	$79	$96

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$0.90	$1.05	$1.65	$1.93

Class A common stock – diluted	$0.80	$0.94	$1.47	$1.72

Class B common stock – basic and diluted	$134.78	$158.33	$248.55	$291.07

Weighted average shares outstanding attributable to
Indemnity – Basic
Class A common stock	47,492,305	49,250,061	47,619,852	49,518,069

Class B common stock	2,544	2,546	2,545	2,546

Weighted average shares outstanding attributable to
Indemnity – Diluted
Class A common stock	53,677,848	55,436,976	53,807,795	55,704,984

Class B common stock	2,544	2,546	2,545	2,546

Dividends declared per share
Class A common stock	$0.5525	$0.515	$1.105	$1.03

Class B common stock	$87.8750	$77.250	$165.750	$154.50

ERIE INDEMNITY COMPANY

RESULTS OF THE ERIE INSURANCE GROUP’S OPERATIONS BY INTEREST (Unaudited)

(in millions)

							Eliminations of
	Indemnity	shareholder		Noncontrolling interest			related party
	interest			(Exchange)			transactions		Erie Insurance Group
		Three months ended			Three months ended		Three months ended		Three months ended
		June 30,			June 30,		June 30,		June 30,
	Percent	2012	2011	Percent	2012	2011	2012	2011	2012	2011
Management operations:

Management fee revenue, net	100.0%	$308	$285		$—	$—	$(308)	$(285)	$—	$—
Service agreement revenue	100.0%	8	9		—	—	—	—	8	9

Total revenue from management operations		316	294		—	—	(308)	(285)	8	9
Cost of management operations	100.0%	257	230		—	—	(257)	(230)	—	—

Income from management operations before taxes		59	64		—	—	(51)	(55)	8	9

Property and casualty insurance operations:

Net premiums earned		—	—	100.0%	1,092	1,030	—	—	1,092	1,030
Losses and loss expenses		—	—	100.0%	919	1,147	(1)	(2)	918	1,145
Policy acquisition and other underwriting expenses		—	—	100.0%	332	298	(53)	(56)	279	242

Loss from property and casualty insurance operations before taxes		—	—		(159)	(415)	54	58	(105)	(357)

Life insurance operations: (1)

Total revenue		—	—	100.0%	46	44	(1)	(1)	45	43
Total benefits and expenses		—	—	100.0%	33	32	0	0	33	32

Income from life insurance operations before taxes		—	—		13	12	(1)	(1)	12	11

Investment operations:

Net investment income		4	4		87	88	(2)	(2)	89	90
Net realized (losses) gains on investments		(1)	6		(110)	30	—	—	(111)	36
Net impairment losses recognized in earnings		0	0		0	0	—	—	0	0
Equity in earnings of limited partnerships		3	7		34	30	—	—	37	37

Income from investment operations before taxes		6	17		11	148	(2)	(2)	15	163

Income (loss) from operations before income taxes and noncontrolling interest		65	81		(135)	(255)	—	—	(70)	(174)
Provision for income taxes		22	29		(54)	(96)	—	—	(32)	(67)
Net income (loss)		$43	$52		$(81)	$(159)	$-	$-	$(38)	$(107)

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

ERIE INDEMNITY COMPANY

RESULTS OF THE ERIE INSURANCE GROUP’S OPERATIONS BY INTEREST (Unaudited)
(in millions)

							Eliminations of
				Noncontrolling interest			related party
	Indemnity shareholder interest			(Exchange)			transactions		Erie Insurance Group
							Six months
		Six months ended			Six months ended		ended		Six months ended
		June 30,			June 30,		June 30,		June 30,
	Percent	2012	2011	Percent	2012	2011	2012	2011	2012	2011
Management operations:

Management fee revenue, net	100.0%	$577	$536		$—	$—	$(577)	$(536)	$—	$—
Service agreement revenue	100.0%	15	17		—	—	—	—	15	17

Total revenue from management operations		592	553		—	—	(577)	(536)	15	17
Cost of management operations	100.0%	487	441		—	—	(487)	(441)	—	—

Income from management operations before taxes		105	114		—	—	(90)	(95)	15	17

Property and casualty insurance operations:

Net premiums earned		—	—	100.0%	2,161	2,044	—	—	2,161	2,044
Losses and loss expenses		—	—	100.0%	1,611	1,830	(2)	(3)	1,609	1,827
Policy acquisition and other underwriting expenses		—	—	100.0%	634	580	(94)	(98)	540	482

(Loss) income from property and casualty insurance operations before taxes		—	—		(84)	(366)	96	101	12	(265)

Life insurance operations: (1) (2)

Total revenue	21.6% (2)	—	10	78.4%	89	78	(1)	(1)	88	87
Total benefits and expenses	21.6% (2)	—	7	78.4%	67	56	0	0	67	63

Income from life insurance operations before taxes		—	3		22	22	(1)	(1)	21	24

Investment operations:

Net investment income		8	8		170	169	(5)	(5)	173	172
Net realized gains on investments		2	7		183	174	—	—	185	181
Net impairment losses recognized in earnings		0	0		0	0	—	—	0	0
Equity in earnings of limited partnerships		4	18		54	91	—	—	58	109

Income from investment operations before taxes		14	33		407	434	(5)	(5)	416	462

Income from operations before income taxes and noncontrolling interest		119	148		345	90	—	—	464	238
Provision for income taxes		40	52		108	19	—	—	148	71
Net income		$79	$96		$237	$71	$-	$-	$316	$167

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

(2)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of EFL’s life insurance results accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Reconciliation of operating income to net income

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest. Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as net income excluding realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations. It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest:

	Indemnity Shareholder interest
	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
(in millions, except per share data)
	(unaudited)		(unaudited)
Operating income attributable to Indemnity	$44	$48	$78	$91

Net realized (losses) gains and impairments on investments	(1)	6	2	7
Income tax benefit (expense)	0	(2)	(1)	(2)

Realized (losses) gains and impairments, net of income taxes	(1)	4	1	5

Net income attributable to Indemnity	$43	$52	$79	$96

Per Indemnity Class A common share – diluted:
Operating income attributable to Indemnity	$0.82	$0.87	$1.45	$1.64

Net realized (losses) gains and impairments on investments	(0.03)	0.10	0.03	0.12
Income tax benefit (expense)	0.01	(0.03)	(0.01)	(0.04)

Realized (losses) gains and impairments, net of income taxes	(0.02)	0.07	0.02	0.08

Net income attributable to Indemnity	$0.80	$0.94	$1.47	$1.72

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(in millions)

	June 30,	December 31,
	2012	2011
Assets	(Unaudited)
Investments-Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$510	$548
Equity securities	26	25
Trading securities, at fair value	28	27
Limited partnerships	199	208
Other invested assets	1	1
Investments-Exchange
Available-for-sale securities, at fair value:
Fixed maturities	7,569	7,292
Equity securities	605	564
Trading securities, at fair value	2,490	2,308
Limited partnerships	1,083	1,082
Other invested assets	19	19

Total investments	12,530	12,074
Cash and cash equivalents (Exchange portion of $227 and $174, respectively)	240	185
Premiums receivable from policyholders – Exchange	1,073	976
Reinsurance recoverable – Exchange	168	166
Deferred income taxes – Indemnity	21	19
Deferred acquisition costs – Exchange	500	487
Other assets (Exchange portion of $395 and $322, respectively)	510	441
Total assets	$15,042	$14,348

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Other liabilities	$447	$455
Exchange liabilities
Losses and loss expense reserves	3,613	3,499
Life policy and deposit contract reserves	1,706	1,671
Unearned premiums	2,331	2,178
Deferred income taxes	235	147
Other liabilities	113	105

Total liabilities	8,445	8,055

Indemnity’s shareholders’ equity	766	781
Noncontrolling interest in consolidated entity – Exchange	5,831	5,512

Total equity	6,597	6,293

Total liabilities, shareholders’ equity and noncontrolling interest	$15,042	$14,348